Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1993-2

KEY PERFORMANCE FACTORS
November, 1996

Scheduled Maturity                                      1/15/97


Coupon                                                  5.5250%


Excess Protection Level
   3 Month Average  11.38%
     November, 1996  13.30%
     October, 1996  11.10%
     September, 1996  9.74%



Cash Yield                                              27.47%


Investor Charge Offs                                    5.96%


Base Rate                                               8.21%


Over 35 Day Delinquency                                 4.88%


Seller's Interest                                       23.97%


Total Payment Rate                                      10.02%


Total Principal Balance                                $8,198,022,382.34


Investor Participation Amount                          $166,666,666.70


Seller Participation Amount                            $1,964,689,048.95